Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Rangarajan (Raghu) Raghuram, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report of VMware, Inc. on Form 10-Q for the fiscal quarter ended July 29, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of VMware, Inc.

Date:	September 2, 2022	By:	/s/ Rangarajan (Raghu) Raghuram
Rangarajan (Raghu) Raghuram Chief Executive Officer (Principal Executive Officer)